American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	December 31
ASSETS	2016	2015

Cash and due from banks	$20,268	$19,352
Interest-bearing deposits in other banks	32,939	75,985
Federal funds sold	—	—

Securities available for sale, at fair value	346,502	340,349
Restricted stock, at cost	6,224	5,312
Loans held for sale	5,996	3,266

Loans	1,164,821	1,005,525
Less allowance for loan losses	(12,801)	(12,601)
Net Loans	1,152,020	992,924

Premises and equipment, net	25,439	23,567
Other real estate owned, net	1,328	2,184
Goodwill	43,872	43,872
Core deposit intangibles, net	1,719	2,683
Bank owned life insurance	18,163	17,658
Accrued interest receivable and other assets	24,168	20,447

Total assets	$1,678,638	$1,547,599

Liabilities	$378,600	$322,442
Demand deposits -- noninterest-bearing	209,430	227,030
Demand deposits -- interest-bearing	283,035	200,495
Money market deposits	120,720	115,383
Savings deposits	378,855	397,310
Time deposits	1,370,640	1,262,660
Total deposits

Short-term borrowings:	39,166	40,611
Customer repurchase agreements	20,000	—
Other short-term borrowings	9,980	9,958
Long-term borrowings	27,724	27,622
Junior subordinated debt	9,748	8,913
Accrued interest payable and other liabilities	1,477,258	1,349,764
Total liabilities

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,618,051 shares outstanding at December 31, 2016 and
8,622,007 shares outstanding at December 31, 2015	8,578	8,605
Capital in excess of par value	75,076	75,375
Retained earnings	119,600	111,565
Accumulated other comprehensive income (loss), net	(1,874)	2,290
Total shareholders' equity	201,380	197,835

Total liabilities and shareholders' equity	$1,678,638	$1,547,599

American National Bankshares Inc.
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2016	2015	2016	2015
Interest and Dividend Income:
Interest and fees on loans	$12,182	$11,849	$47,971	$46,860
Interest on federal funds sold	—	—	—	6
Interest and dividends on securities:
Taxable	1,108	1,051	4,454	4,072
Tax-exempt	728	882	3,135	3,681
Dividends	76	88	334	346
Other interest income	73	81	276	204
Total interest and dividend income	14,167	13,951	56,170	55,169

Interest Expense:
Interest on deposits	1,201	1,228	5,103	4,811
Interest on short-term borrowings	4	2	10	9
Interest on long-term borrowings	82	81	325	324
Interest on junior subordinated debt	234	196	878	760
Total interest expense	1,521	1,507	6,316	5,904

Net Interest Income	12,646	12,444	49,854	49,265
Provision for loan losses	50	250	250	950

Net Interest Income After Provision
for Loan Losses	12,596	12,194	49,604	48,315

Noninterest Income:
Trust fees	962	972	3,791	3,935
Service charges on deposit accounts	528	523	2,048	2,066
Other fees and commissions	689	590	2,680	2,377
Mortgage banking income	544	333	1,713	1,320
Securities gains, net	175	314	836	867
Brokerage fees	207	265	843	946
Income from Small Business Investment Companies	225	485	463	912
Other	391	336	1,131	864
Total noninterest income	3,721	3,818	13,505	13,287

Noninterest Expense:
Salaries	4,696	3,920	17,568	16,554
Employee benefits	1,061	1,096	4,264	4,311
Occupancy and equipment	1,084	1,135	4,246	4,425
FDIC assessment	128	185	647	750
Bank franchise tax	226	223	995	898
Core deposit intangible amortization	175	300	964	1,201
Data processing	488	414	1,828	1,725
Software	271	308	1,143	1,158

Other real estate owned, net	22	39	336	99
Merger related expenses	—	50	—	1,998
Other	2,209	1,796	7,810	7,424
Total noninterest expense	10,360	9,466	39,801	40,543

Income Before Income Taxes	5,957	6,546	23,308	21,059
Income Taxes	1,835	1,939	7,007	6,020
Net Income	4,122	4,607	16,301	15,039

Net Income Per Common Share:
Basic	$0.48	$0.53	$1.89	$1.73
Diluted	$0.48	$0.53	$1.89	$1.73
Weighted Average Common Shares Outstanding:
Basic	8,615,700	8,627,414	8,611,507	8,680,502
Diluted	8,629,777	8,633,778	8,621,241	8,688,450

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2016	2016	2015	2016	2015
EARNINGS
Interest income	$14,167	$14,063	$13,951	$56,170	$55,169
Interest expense	1,521	1,599	1,507	6,316	5,904
Net interest income	12,646	12,464	12,444	49,854	49,265
Provision for loan losses	50	100	250	250	950
Noninterest income	3,721	3,120	3,818	13,505	13,287
Noninterest expense	10,360	9,867	9,466	39,801	40,543
Income taxes	1,835	1,654	1,939	7,007	6,020
Net income	4,122	3,963	4,607	16,301	15,039

PER COMMON SHARE
Income per share - basic	$0.48	$0.46	$0.53	$1.89	$1.73
Income per share - diluted	0.48	0.46	0.53	1.89	1.73
Cash dividends paid	0.24	0.24	0.24	0.96	0.93
Book value per share	23.37	23.66	22.95	23.37	22.95
Book value per share - tangible (a)	18.08	18.34	17.55	18.08	17.55
Closing market price	34.80	27.95	25.61	34.80	25.61

FINANCIAL RATIOS
Return on average assets	1.00%	0.99%	1.20%	1.02%	0.99%
Return on average equity	8.10	7.79	9.32	8.07	7.65
Return on average tangible equity (b)	10.73	10.41	12.77	10.85	10.62
Average equity to average assets	12.39	12.67	12.88	12.64	12.90
Tangible equity to tangible assets (a)	9.54	10.06	10.08	9.54	10.08
Net interest margin, taxable equivalent	3.45	3.50	3.68	3.52	3.69
Efficiency ratio (c)	62.32	61.25	57.52	61.47	63.81
Effective tax rate	30.80	29.45	29.62	30.06	28.59

PERIOD-END BALANCES
Securities	$352,726	$357,445	$345,661	$352,726	$345,661
Loans held for sale	5,996	4,776	3,266	5,996	3,266
Loans, net of unearned income	1,164,821	1,083,201	1,005,525	1,164,821	1,005,525
Goodwill and other intangibles	45,591	45,766	46,555	45,591	46,555
Assets	1,678,638	1,615,534	1,547,599	1,678,638	1,547,599
Assets - tangible (a)	1,633,047	1,569,768	1,501,044	1,633,047	1,501,044
Deposits	1,370,640	1,306,008	1,262,660	1,370,640	1,262,660
Customer repurchase agreements	39,166	44,090	40,611	39,166	40,611
Other short-term borrowings	20,000	15,000	—	20,000	—
Long-term borrowings	37,704	37,672	37,580	37,704	37,580
Shareholders' equity	201,380	203,713	197,835	201,380	197,835
Shareholders' equity - tangible (a)	155,789	157,947	151,280	155,789	151,280

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2016	2016	2015	2016	2015
AVERAGE BALANCES
Securities (d)	$345,035	$354,780	$344,025	$351,961	$349,116
Loans held for sale	4,758	3,761	3,446	3,171	2,531
Loans, net of unearned income	1,110,524	1,064,606	983,725	1,060,106	973,329
Interest-earning assets	1,515,597	1,477,208	1,405,645	1,470,648	1,391,486
Goodwill and other intangibles	45,693	45,872	47,193	46,037	47,575
Assets	1,643,250	1,605,387	1,534,247	1,598,149	1,523,766
Assets - tangible (a)	1,597,557	1,559,515	1,487,054	1,552,112	1,476,191
Interest-bearing deposits	986,622	973,431	931,223	970,728	934,716
Deposits	1,345,743	1,301,874	1,247,612	1,301,043	1,232,199
Customer repurchase agreements	45,281	50,013	42,524	46,832	48,105
Other short-term borrowings	1,087	1,521	—	656	14
Long-term borrowings	37,686	37,655	37,561	37,640	37,515
Shareholders' equity	203,603	203,451	197,658	202,074	196,518
Shareholders' equity - tangible (a)	157,910	157,579	150,465	156,037	148,943

CAPITAL
Weighted average shares outstanding - basic	8,615,700	8,608,323	8,627,414	8,611,507	8,680,502
Weighted average shares outstanding - diluted	8,629,777	8,618,335	8,633,778	8,621,241	8,688,450

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,757	$12,674	$12,611	$12,601	$12,427
Provision for loan losses	50	100	250	250	950
Charge-offs	(81)	(86)	(317)	(326)	(1,200)
Recoveries	75	69	57	276	424
Ending balance	$12,801	$12,757	$12,601	$12,801	$12,601

LOANS
Construction and land development	$114,258	$91,688	$72,968	$114,258	$72,968
Commercial real estate	510,960	454,797	430,186	510,960	430,186
Residential real estate	215,104	218,632	220,434	215,104	220,434
Home equity	110,751	108,617	98,449	110,751	98,449
Commercial and industrial	208,717	204,184	177,481	208,717	177,481
Consumer	5,031	5,283	6,007	5,031	6,007
Total	$1,164,821	$1,083,201	$1,005,525	$1,164,821	$1,005,525

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$587	$320	$91	$587	$91
Nonaccrual	2,965	3,526	5,114	2,965	5,114
Other real estate owned	1,328	1,145	2,184	1,328	2,184
Nonperforming assets	$4,880	$4,991	$7,389	$4,880	$7,389

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2016	2016	2015	2016	2015
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.10%	1.18%	1.25%	1.10%	1.25%
Allowance for loan losses to
nonperforming loans	360.39	331.70	242.09	360.39	242.09
Nonperforming assets to total assets	0.29	0.31	0.48	0.29	0.48
Nonperforming loans to total loans	0.30	0.36	0.52	0.30	0.52
Annualized net charge-offs (recoveries)
to average loans	0.00	0.01	0.11	0.00	0.08

OTHER DATA
Fiduciary assets at period-end (e) (f)	$498,767	$502,390	$491,681	$498,767	$491,681
Retail brokerage assets at period-end (e) (f)	$282,454	$278,089	$257,546	$282,454	$257,546
Number full-time equivalent employees (g)	320	309	303	320	303
Number of full service offices	26	25	25	26	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	33	33	33	33	33

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended December 31, 2016 and 2015
	(in thousands, except yields/rates)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2016	2015	2016	2015	2016	2015
Loans:
Commercial	$204,489	$166,771	$2,003	$1,506	3.90%	3.58%
Real estate	905,721	814,502	10,143	10,245	4.48	5.03
Consumer	5,072	5,898	98	135	7.69	9.08
Total loans	1,115,282	987,171	12,244	11,886	4.39	4.81

Securities:
Federal agencies & GSEs	96,134	88,255	423	364	1.76	1.65
Mortgage-backed & CMOs	79,643	62,652	400	352	2.01	2.25
State and municipal	152,518	176,148	1,311	1,613	3.44	3.66
Other	16,740	16,970	150	144	3.58	3.39
Total securities	345,035	344,025	2,284	2,473	2.65	2.88

Federal funds sold	—	—	—	—	—	—
Deposits in other banks	55,280	74,449	73	81	0.53	0.43

Total interest-earning assets	1,515,597	1,405,645	14,601	14,440	3.85	4.11

Non-earning assets	127,653	128,602

Total assets	$1,643,250	$1,534,247

Deposits:
Demand	$204,910	$223,724	10	22	0.02	0.04
Money market	276,435	197,230	148	65	0.21	0.13
Savings	119,770	111,742	9	14	0.03	0.05
Time	385,507	398,527	1,034	1,127	1.07	1.12
Total deposits	986,622	931,223	1,201	1,228	0.48	0.52

Customer repurchase agreements	45,281	42,524	2	2	0.02	0.02
Other short-term borrowings	1,087	—	2	—	0.74	—
Long-term borrowings	37,686	37,561	316	277	3.35	2.95
Total interest-bearing
liabilities	1,070,676	1,011,308	1,521	1,507	0.57	0.59

Noninterest bearing demand deposits	359,121	316,389
Other liabilities	9,850	8,892
Shareholders' equity	203,603	197,658
Total liabilities and
shareholders' equity	$1,643,250	$1,534,247

Interest rate spread					3.28%	3.52%
Net interest margin					3.45%	3.68%

Net interest income (taxable equivalent basis)			13,080	12,933
Less: Taxable equivalent adjustment			434	489
Net interest income			$12,646	$12,444

	Net Interest Income Analysis
	For the Years Ended December 31, 2016 and 2015
	(in thousands, except yields/rates)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2016	2015	2016	2015	2016	2015
Loans:
Commercial	$198,326	$156,646	$7,856	$6,893	3.96%	4.40%
Real estate	859,721	809,545	39,763	39,362	4.63	4.86
Consumer	5,230	9,669	605	730	11.57	7.55
Total loans	1,063,277	975,860	48,224	46,985	4.54	4.81

Securities:
Federal agencies & GSEs	96,009	88,384	1,674	1,364	1.74	1.54
Mortgage-backed & CMOs	79,720	61,741	1,635	1,346	2.05	2.18
State and municipal	160,279	183,208	5,647	6,746	3.52	3.68
Other	15,953	15,783	560	532	3.51	3.37
Total securities	351,961	349,116	9,516	9,988	2.70	2.86

Federal funds sold	—	5,230	—	6	—	0.11
Deposits in other banks	55,410	61,280	276	204	0.50	0.33

Total interest-earning assets	1,470,648	1,391,486	58,016	57,183	3.94	4.11

Non-earning assets	127,501	132,280

Total assets	$1,598,149	$1,523,766

Deposits:
Demand	$216,521	$223,825	99	82	0.05	0.04
Money market	239,262	196,828	432	260	0.18	0.13
Savings	118,144	109,697	47	53	0.04	0.05
Time	396,801	404,366	4,525	4,416	1.14	1.09
Total deposits	970,728	934,716	5,103	4,811	0.53	0.51

Customer repurchase agreements	46,832	48,105	5	9	0.01	0.02
Other short-term borrowings	656	14	5	—	0.76	0.36
Long-term borrowings	37,640	37,515	1,203	1,084	3.20	2.89
Total interest-bearing
liabilities	1,055,856	1,020,350	6,316	5,904	0.60	0.58

Noninterest bearing demand deposits	330,315	297,483
Other liabilities	9,904	9,415
Shareholders' equity	202,074	196,518
Total liabilities and
shareholders' equity	$1,598,149	$1,523,766

Interest rate spread					3.34%	3.53%
Net interest margin					3.52%	3.69%

Net interest income (taxable equivalent basis)			51,700	51,279
Less: Taxable equivalent adjustment			1,846	2,014
Net interest income			$49,854	$49,265